UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2012

OCLARO, INC.

(Exact name of Registrant as specified in its charter)

000-30684

(Commission file number)

Delaware	20-1303994
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2560 Junction Avenue, San Jose, California 95134

(Address of principal executive offices, zip code)

(408) 383-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 21, 2012, Oclaro, Inc. (the “Company”) and Hitachi, Ltd, a corporation existing under the laws of Japan (“Hitachi”), entered into a Registration Rights Agreement (the “Agreement”) dated as of August 7, 2012. In connection with the consummation on July 23, 2012 of the transactions (the “Merger”) contemplated by that certain Agreement and Plan of Merger and Reorganization, dated March 26, 2012, by and among the Company, Tahoe Acquisition Sub, Inc., and Opnext, Inc., a Delaware corporation (“Opnext”), the Company agreed to provide Hitachi, a former stockholder of Opnext, with registration rights applicable to the shares of the Company’s common stock that Hitachi received in the Merger that are equivalent in all material respects to the registration rights previously granted to Hitachi by Opnext with respect to Opnext shares of common stock.

Pursuant to the terms of the Registration Rights Agreement, subject to certain customary terms and conditions, at any time after January 23, 2013, Hitachi will be entitled to make a written request (each, a “Demand”) of the Company to register some or all of the shares Hitachi received in the Merger under the Securities Act of 1933, as amended (the “Securities Act”). Further, if the Company and the proposed offering qualifies for the use of Form S-3 under the Securities Act (or any successor form thereto), subject to certain conditions, Hitachi will be entitled to make unlimited Demands for registration on Form S-3 (or such successor form), provided that the aggregate offering value must be reasonably expected to equal at least $10,000,000 for any such registration.

In addition, subject to certain limitations, if at any time after the date of the Agreement, the Company proposes to register any of its equity securities under the Securities Act, whether or not for sale for its own account, on a form and in a manner which would permit registration of Hitachi’s shares for a public offering under the Securities Act (a “Piggyback Registration”), Hitachi will have the right to request that all or any part of its shares be included in such Piggyback Registration.

The foregoing description of the Agreement is qualified in its entirety by the full text of the Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.03 Material Modification to the Rights of Security Holders

The discussion under Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Registration Rights Agreement between Oclaro, Inc. and Hitachi, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCLARO, INC.

Date: August 24, 2012	By:	/s/ Jerry Turin
Jerry Turin
Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

10.1	Registration Rights Agreement between Oclaro, Inc. and Hitachi, Ltd.